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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       ______________________________

       Date of report (Date of earliest event reported): July 28, 2004

                          WESTFIELD FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)

        Massachusetts              001-16767            73-1627673
(State or other jurisdiction      (Commission         (IRS Employer
      of incorporation)           File Number)     Identification No.)

               141 Elm Street, Westfield, Massachusetts 01085
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (413) 568-1911

                               Not Applicable
        (Former name or former address, if changed since last report)


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Items 1-4.  Not applicable.

Item 5.     Other Events

                  On July 23, 2004, Westfield Financial, Inc., Westfield
            Mutual Holding Company and Westfield Bank completed the transactions contemplated by the Amended Plan of Charter Conversion (the "Plan") dated September 23, 2004, pursuant to which (i) Westfield Mutual Holding Company converted its charter from that of a Massachusetts-chartered mutual holding company to a federally-chartered mutual holding company, (ii) Westfield Bank converted its charter from that of a Massachusetts-chartered savings bank to a federally-chartered savings bank and (iii) Westfield Financial, Inc. became a mid-tier stock holding company for Westfield Bank in federal form. The press release announcing completion of the transactions contemplated by the Plan is included herewith as Exhibit 99.1.

Item 6.     Not applicable

Item 7.     Financial Statements and Exhibits

            (a) No financial statements are required to be filed with this report.

            (b) No pro forma financial information is required to be filed with this report.

            (c)   The following exhibit is filed as part of this Report:

            Exhibit No.    Description
            -----------    -----------

            99.1 Press release issued by Westfield Financial, Inc. (the "Company") on July 28, 2004, furnished in accordance with
                  Item 12 of this Current Report on Form 8-K.

Items 8-11. Not applicable.

Item 12.    Results of Operations and Financial Condition

                  On July 28, 2004, the Company announced its earnings for
            the second quarter of the 2004 fiscal year. A copy of the press release dated July 28, 2004, describing second quarter earnings is attached as Exhibit 99.1.

                  This information and Exhibit 99.1 shall not be deemed
            "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WESTFIELD FINANCIAL, INC.


                                       By:     /s/ Michael J. Janosco, Jr.
                                               ----------------------------
                                       Name:   Michael J. Janosco, Jr.
                                       Title:  Chief Financial Officer and
                                               Treasurer

Date: July 28, 2004


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                                EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

    99.1       Press Release dated July 28, 2004.


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